UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

OceanLight Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43440	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY 10036	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 574-4425

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, one right entitling the holder to receive one-fourth (1/4) of one ordinary share, and one warrant	OCLTU	Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	OCLT	Nasdaq Stock Market LLC
Rights to receive one-fourth (1/4) of one ordinary share	OCLTR	Nasdaq Stock Market LLC
Warrants, each exercisable for one share at an exercise price of $11.50 per share	OCLTW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2026, OceanLight Acquisition Corporation, a Cayman Islands exempted company (the “Parent”), AIRE Inc., a Cayman Islands exempted company (the “Company”), Everque Limited, a business company incorporated under the laws of British Virgin Islands (the “Principal Shareholder”), Chenxiao Qiu, an individual, solely in his capacity as the shareholder representative, agent and attorney-in-fact of the Principal Shareholder (the “Principal Shareholder’s Representative”), AIRE Global Group Inc., a Cayman Islands exempted company and wholly-owned subsidiary of the Parent (“Purchaser”), and OCLT Merger Sub Ltd., a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

SPAC Merger and Acquisition Merger

Pursuant to the Merger Agreement, the parties will consummate a business combination transaction through the following transactions: (i) Parent will merge with and into Purchaser, with Purchaser surviving such merger as the surviving company (the “SPAC Merger”); and (ii) concurrently with the SPAC Merger, Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Purchaser (the “Acquisition Merger,” and together with the SPAC Merger, the “Mergers”).

Subject to, and in accordance with, the terms and conditions of the Merger Agreement, at the SPAC Merger Effective Time, each issued and outstanding ordinary share of Parent will be converted automatically into one ordinary share of Purchaser, each issued and outstanding right of Parent will be converted automatically into one right of Purchaser, and each issued and outstanding warrant of Parent will be converted automatically into one warrant of Purchaser, in each case in accordance with the terms of the Merger Agreement. At the Closing, each Purchaser right will be cancelled in exchange for one-fourth (1/4) of one Purchaser ordinary share, subject to the treatment of fractional shares set forth in the Merger Agreement.

Subject to, and in accordance with, the terms and conditions of the Merger Agreement, at the effective time of the Acquisition Merger, each issued and outstanding ordinary share of the Company, other than excluded shares, will be cancelled in exchange for the right to receive the applicable portion of 100,000,000 Purchaser ordinary shares, valued at $10.00 per share, based on an agreed Company net value of $1,000,000,000, subject to allocation among the Company shareholders in accordance with the Merger Agreement. The Closing Payment Shares will consist of Purchaser ordinary shares.

Immediately after the Closing, the board of directors of Purchaser is expected to consist of five (5) directors, all of whom will be designated by the Company, with three (3) directors qualifying as independent directors under applicable Nasdaq rules. The officers of the Company will become the officers of Purchaser.

Representations and Warranties

In the Merger Agreement, the Company makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and related transaction documents; (c) consents and approvals required in connection with the execution and performance of the Merger Agreement; (d) absence of conflicts; (e) capitalization and capital structure; (f) charter documents and corporate records; (g) financial statements and books and records; (h) absence of certain changes or events; (i) title to assets and properties and real property matters; (j) material contracts; (k) intellectual property; (l) licenses and permits and compliance with laws and regulatory matters; (m) tax matters; (n) employment matters; (o) litigation; (p) subsidiaries; (q) customers and suppliers; (r) accounts receivable and payable and loans; (s) environmental matters; (t) certain business practices; (u) money laundering laws; (v) investment company status; (w) related party transactions; and (x) other customary representations and warranties.

In the Merger Agreement, Parent, Purchaser and Merger Sub jointly and severally make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and related transaction documents; (c) consents and approvals required in connection with the execution and performance of the Merger Agreement; (d) absence of conflicts; (e) capitalization; (f) issuance of shares; (g) information supplied for inclusion in the Registration Statement and other filings; (h) the trust account; (i) listing matters; (j) board approval; (k) SEC (defined below) filings and financial statements; (l) litigation; (m) compliance with laws; (n) money laundering laws and sanctions matters; (o) investment company status; (p) tax matters; (q) material contracts; and (r) other customary representations and warranties.

Conduct Prior to Closing; Covenants

The parties have made customary covenants in the Merger Agreement, including, among other things, covenants with respect to the conduct of the business of the Company and its subsidiaries prior to the closing of the Mergers.

The Merger Agreement also contains covenants providing for, among other things:

●	the parties to cooperate to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 in connection with the transactions contemplated by the Merger Agreement, which registration statement will include a proxy statement/prospectus relating to the transactions contemplated by the Merger Agreement;

●	the parties to use reasonable best efforts to obtain required approvals and consummate the transactions contemplated by the Merger Agreement;

●	the parties to take certain actions in connection with the listing of Purchaser’s securities on Nasdaq following the closing;

●	the Company to deliver certain financial statements;

●	certain Company shareholders to enter into lock-up agreements in connection with the closing; and

●	the Company to obtain the requisite approval of its shareholders.

Conditions to the Consummation of the Transactions

Consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, including, among others: (i) the absence of any applicable law or order prohibiting consummation of the transactions; (ii) the absence of any action brought by a third party seeking to enjoin or otherwise restrict consummation of the transactions; (iii) receipt of required approvals of Parent shareholders and Company shareholders; (iv) the registration statement having been declared effective by the SEC; (v) the execution and effectiveness of the applicable ancillary agreements; (vi) the accuracy of the parties’ respective representations and warranties, subject to the standards set forth in the Merger Agreement; (vii) material compliance by the parties with their respective covenants; (viii) the absence of a material adverse effect with respect to the Company or Parent; and (ix) the Purchaser’s initial listing application with Nasdaq having been approved and the Purchaser Ordinary Shares to be issued in connection with the transactions having been approved for listing on Nasdaq, in each case subject to the terms and conditions set forth in the Merger Agreement.

No Survival

The representations and warranties of the parties contained in the Merger Agreement will not survive the closing. The covenants and agreements of the parties required to be performed at or prior to the closing will also not survive the closing. Certain covenants and agreements that by their terms are required to be performed after the closing will survive in accordance with their terms.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing, including, among others: (i) by mutual written consent of Parent and the Company; (ii) by either Parent or the Company if the closing has not occurred on or before August 10, 2027, as such date may be extended in accordance with the Merger Agreement, subject to certain exceptions; (iii) by either Parent or the Company if a governmental authority has issued a final, non-appealable order prohibiting the transactions; (iv) by Parent or the Company upon certain uncured material breaches of representations, warranties, covenants or agreements by the other party; and (v) by either party if the other party causes a delay in the business combination process that exceeds six (6) months, subject to certain exceptions for regulatory, policy or governmental approvals or filings.

In certain circumstances involving termination pursuant to Section 13.2 of the Merger Agreement, the breaching or delaying party will be required to pay the non-breaching or non-delaying party a break-up fee of $500,000 within two (2) business days after such termination, subject to the terms and conditions of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the contract among the respective parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement.

Company Shareholder Support Agreement

In connection with the execution of the Merger Agreement, the Principal Shareholder entered into a company shareholder support agreement with Parent, pursuant to which the Principal Shareholder agreed, among other things, to vote or cause to be voted the Company Shares held by it in favor of the Merger Agreement, the Acquisition Merger and the other transactions contemplated by the Merger Agreement, and to vote against certain competing transactions or other matters that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the consummation of such transactions, and to take certain other actions in furtherance of the transactions contemplated thereby (the “Company Shareholder Support Agreement”).

The foregoing description of the Company Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company Shareholder Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, the Sponsor and certain other shareholders of Parent entered into a sponsor support agreement, pursuant to which the sponsor agreed, among other things, to vote the Parent ordinary shares held by it in favor of the Merger Agreement, the SPAC Merger, the Acquisition Merger and the other transactions contemplated by the Merger Agreement, in each case subject to the terms and conditions set forth therein (the “Sponsor Support Agreement”).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Form of Lock-Up Agreement

At the closing of the business combination, certain shareholders of the Company are expected to enter into lock-up agreements (the “Lock-Up Agreements”) with Purchaser, pursuant to which certain Purchaser ordinary shares issued to such shareholders in connection with the Acquisition Merger will be subject to transfer restrictions until the earlier of (i) six (6) months following the closing of the business combination, and (ii) the date on which the closing price of Purchaser ordinary shares equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing at least 90 days after the Closing Date, subject to customary exceptions. The Sponsor will be subject to substantially the same transfer restrictions with respect to the Purchaser ordinary shares held by it following the closing, subject to any longer lock-up period applicable under Parent’s initial public offering documents.

The foregoing description of the form of Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Additional Agreements

The Merger Agreement also contemplates that, at or prior to the closing, certain parties will enter into additional agreements, including the Form of Lock-Up agreement, and other ancillary agreements, as applicable.

Item 7.01	Regulation FD Disclosure

On September 28, 2026, Parent issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Parent, Purchaser, Merger Sub and the Company and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including Parent’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Parent and the Company following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of Parent or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (5) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the business combination; (6) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties to be identified in the Registration Statement to be filed by Purchaser relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by Parent and Purchaser. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Parent, Purchaser, Merger Sub, the Company, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser intends to file with the SEC a registration statement on Form F-4 (as may be amended from time to time) that will include a proxy statement/prospectus (the “Registration Statement”) pertaining to such transaction. The proxy statement and a proxy card will be mailed to Parent’s shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Parent’s shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from Parent. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Parent at 1185 Avenue of the Americas, Suite 349, New York, NY 10036.

INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PARENT AND PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

Parent, Purchaser, Merger Sub, the Company, certain shareholders of the Company, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Parent ordinary shares in respect of the proposed transaction. Information about Parent’s directors and executive officers and their ownership of Parent’s ordinary shares is set forth in Parent’s initial public offering prospectus dated August 7, 2026, filed with the SEC on August 7, 2026, as modified or supplemented by other reports filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated September 28, 2026
10.1	Company Shareholder Support Agreement
10.2	Sponsor Support Agreement
10.3	Form of Lock-Up Agreement
99.1	Press Release, dated September 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OceanLight Acquisition Corporation

Date: September 30, 2026	By:	/s/ Ping Zhang
	Name:	Ping Zhang
	Title:	Chief Executive Officer